Supplement Dated June 5, 2025
To The Prospectuses Dated April 28, 2025 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITY®,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, RETIREMENT LATITUDES®, PERSPECTIVE ADVISORS IISM, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, JACKSON PRIVATE WEALTH®,
PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your prospectus, in order to reflect a sub-adviser appointment:

➢ Effective June 5, 2025, for the JNL Multi-Manager Mid Cap Fund, River Road Asset Management, LLC has been added as a sub-adviser in the column titled "Fund and Manager (and Sub-Adviser, if applicable)".

______________________________
(To be used with JMV23537 04/25, JMV21086 04/25, JMV23538 04/25, JMV25288 04/25, JMV21451 04/25, JMV18691 04/25, JMV21452 04/25, VC5869 04/25, JMV8037 04/25, JMV8037BE 04/25, JMV18692 04/25, JMV7697 04/25, VC5890 04/25, VC4224 04/25, FVC4224FT 04/25, JMV8798 04/25, JMV9476 04/25, JMV9476WF 04/25, JMV16966 04/25, VC3656 04/25, VC5995 04/25, and JMV2731 04/25)

VPS00094 06/25